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EXHIBIT 24.1

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9/27/07
/s/ JIMMY E. ADDISON Jimmy E. Addison

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	Sept. 27, 2007
/s/ COLDEN R. BATTEY, JR. Colden R. Battey, Jr.

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	Sept. 26, 2007
/s/ LUTHER J. BATTISTE, III Luther J. Battiste, III

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9-27-07
/s/ DALTON B. FLOYD Dalton B. Floyd

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9/27/2007
/s/ M. OSWALD FOGLE M. Oswald Fogle

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9/27/2007
/s/ ROBERT R. HILL, JR. Robert R. Hill, Jr.

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9/27/07
/s/ ROBERT R. HORGER Robert R. Horger

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9-27-07
/s/ HARRY M. MIMS, JR. Harry M. Mims, Jr.

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	Sept. 27, 2007
/s/ RALPH W. NORMAN Ralph W. Norman

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9/27/07
/s/ ALTON C. PHILLIPS Alton C. Phillips

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	September 27, 2007
/s/ THOMAS E. SUGGS Thomas E. Suggs

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9/26/2007
/s/ SUSIE H. VANHUSS Susie H. VanHuss

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9-27-07
/s/ A. DEWALL WATERS A. Dewall Waters

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	09/01/07
/s/ JOHN W. WILLIAMSON III John W. Williamson III

POWER OF ATTORNEY

        I, the undersigned director of SCBT Financial Corporation (the "Company"), hereby constitute and appoint severally Robert R. Hill, Jr. and Richard C. Mathis, and each of them acting individually, my true and lawful attorneys, each with the power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead in my capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements on Form S-4 (or any other appropriate form) and any and all amendments thereto with respect to the issuance of up to 939,372 shares of the Company's common stock pursuant to the Agreement and Plan of Merger dated August 29, 2007 by and between the Company and TSB Financial Corporation, as the same may be amended from time to time.

Date:	9/27/07
/s/ CATHY COX YEADON Cathy Cox Yeadon

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  EXHIBIT 24.1
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY